SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):             December 12, 1997
                                                          ---------------------


                            ELCOM INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                        000-27376               04-3175156
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
    of Incorporation)               File Number)        Identification Number)


     10 Oceana Way                      Norwood, Massachusetts           02062
     (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:             (781) 440-3333
                                                            ------------------


         (Former Name or Former Address, if Changed Since Last Report)



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Item 4.  Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

         On December 12, 1997, the Audit Committee of the Board of Directors of Elcom International, Inc. (the "Company") recommended and approved the dismissal of Deloitte & Touche, the Company's independent accountants for its subsidiaries and operations domiciled in the United Kingdom and recommended and approved the engagement of Arthur Andersen LLP, the Company's principal independent accountants, as the sole independent accountants for the Company's consolidated operations, including for its United Kingdom based business. Shortly thereafter, Deloitte & Touche was informed of the final decision and Arthur Andersen LLP was engaged to expand its audit to also include the United Kingdom operations.

         Neither Arthur Andersen LLP nor Deloitte & Touche, in their respective reports for the Company's fiscal years ended December 31, 1996 and 1995, expressed an adverse opinion or a disclaimer of opinion, or qualified or modified such reports as to uncertainty, audit scope, or accounting principles.

         During the Company's fiscal years ended December 31, 1996 and 1995, and during the period from January 1, 1997 through the date of this report, (i) there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference thereto in their report on the financial statements of the United Kingdom operations for such years; and (ii) there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v)). The Company has requested that Deloitte & Touche furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 11, 1998, is filed as Exhibit 16 to this Current Report on Form 8-K.

         (b)      New independent accountants

         The Company engaged Arthur Andersen LLP as its new independent accountants of the United Kingdom operations as of December 12, 1997 (and a formal engagement letter was prepared on January 6, 1998). During the two most recent fiscal years and through the date of this report, the Company has not consulted with Arthur Andersen LLP on items which were or should have been subject to SAS 50 or concerned the subject matter of a disagreement or reportable event with Deloitte & Touche, the former auditor of the United Kingdom operations, (as described in Regulation S-K Item 304 (a) (2)).


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

                      Exhibit No.
                          16 Letter from Deloitte & Touche regarding change in the Company's independent accountant for its subsidiaries in the United Kingdom.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ELCOM INTERNATIONAL, INC.


                                         By:    /s/ Laurence F. Mulhern
                                         Laurence F. Mulhern
                                         Chief Financial Officer and Corporate
                                         Executive Vice President


Date:    March 11, 1998










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